--------------------------------------------------------------------------------

                         LA CROSSE LARGE CAP STOCK FUND
                         ------------------------------

                                 ANNUAL REPORT

                                OCTOBER 31, 1999




Shares of the La Crosse Funds are distributed by an independent third party, Sunstone Distribution Services, LLC.

--------------------------------------------------------------------------------

LA CROSSE LARGE CAP STOCK FUND                                  October 31, 1999

Dear Fellow Shareholders:

The La Crosse Large Cap Stock Fund (the "Fund") commenced operations after the close of business on December 31, 1998, providing a first fiscal period of only ten months. However, those ten months were alive with activity. The valuation-based stocks that comprised the portfolio of the Fund surged early in the year, only to be displaced by larger growth companies in recent months. As had happened in 1998, only a small number of companies produced the bulk of returns for the passively managed indices.

Throughout the period (January 1, 1999 to October 31, 1999) the large-cap markets were very volatile, with the Fund and the market producing exceptional returns early in the year only to have both retrace their steps in the latter period. Thus, since its inception on January 1, 1999, the La Crosse Large Cap Stock Fund returned 5.16%, while the S&P 500/R Index, led by the technology sector, significant portions of which we believe to be overvalued, returned 12.03%. To put our results in perspective, two indices that more closely match the scope and objective of the Fund, the Russell 1000 Value Index<F1> and the Lipper Large-Cap Value Index, returned respectively only 7.67% and 7.10% during the same time period.

This volatile year can be better understood by viewing it as composed of two investment environments, delineated by the actions of the Federal Reserve. At the end of its semi-annual reporting period of April 30, the Fund had produced a since-inception return of 13.21%, which comfortably outpaced the S&P 500/R Index's 9.05%, the Russell 1000 Value Index's 10.91%, and the Lipper Large-Cap Value Index's 8.38% during the same period of time.

However, in the period that followed, May 1, 1999 to October 31, 1999, the Fund underperformed all three of these indices. This was mainly due to our exposure to such interest-rate-sensitive sectors as financials and industry cyclicals. In this later period, the Fund returned -7.11% while the S&P 500/R Index returned 2.74%, the Russell 1000 Value Index -2.91%, and the Lipper Large-Cap Value Index -1.19%.

What caused this abrupt change? On June 30, the Federal Reserve made the first of its moves to protect the system against its fear of inflation with a 1/4% interest-rate hike. This move ignited the market's concern with the impact of interest rates on the economy and in turn with the high-equity valuations with which they had previously been comfortable. When the Federal Reserve followed up their action with an additional 1/4% interest-rate hike on August 24, it caused further uncertainty about the future of the current economic cycle.

Investors are concerned that these Federal Reserve actions will slow the economy. They expressed their concern by reducing their valuations of companies in the financial sector, because traditionally this sector has been dependent on the interest-rate differential between what is paid to depositors and what those same funds then command in the loan market. A higher interest rate from the Fed would thus squeeze margins. We, on the other hand, believe banks have become less dependent on loan margins because they continue to migrate to fee-based businesses. As a consequence, we see the financial sector as unduly discounted and continue to maintain substantial exposure to this sector because of the value it represents at these levels. In addition, as the Y2K phenomenon runs its course, we expect there to be fewer perceived barriers to investing in the financial sector.

Additionally, the cyclical sector came under pressure during this period of time due to economic concerns of higher interest rates. We continue to remain exposed to the cyclical sector, albeit with larger companies, because we believe that as foreign economies continue to strengthen, the larger multi-national companies with exceptional products will continue to benefit.

In recent months we have increased our exposure to some larger pharmaceutical companies because their valuations have fallen substantially from their previous highs. We believe that they have returned to levels such that their longer term growth rates now justify their valuations. This is true of other larger cap companies and we have increased the weighted average market capitalization of the portfolio to in excess of $37 billion. This higher capitalization was accomplished while maintaining a price-to-earnings ratio of approximately 24, which is below the S&P 500/R Index (based on current-year estimated earnings as reported by the IBES service).

We believe that if we continue to invest in quality companies at prices that are at or below a fair value, we will produce benefits for our shareholders over the long term. We thank you, our fellow shareholders, for your confidence and your commitment to long- term investing.

Sincerely,

/s/Steven J. Hulme


Steven J. Hulme
President




<F1> The Russell 1000 Value Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index with lower forecasted growth values. This Index is heavily weighted toward stocks with large market capitalizations, with an average market capitalization of approximately $12.1 billion.

                         GROWTH OF A $10,000 INVESTMENT

             La Crosse Large                                Lipper Large-Cap
              Cap Stock Fund          S&P 500 Index            Value Index
             ----------------        ----------------       ----------------

  1/1/99         10,368                   10,000                 10,000
 4/30/99         11,321                   10,905                 10,838
 7/31/99         11,023                   10,887                 10,807
10/31/99         10,516                   11,203                 10,710

The La Crosse Large Cap Stock Fund's total return since inception (1/1/99) through September 30, 1999 was -0.41%.

This chart assumes an initial gross investment of $10,000 made on 1/1/99 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500/R Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Lipper Large-Cap Value Index is an unmanaged index that focuses on stock mutual funds investing primarily in companies with large market capitalizations that are considered undervalued relative to major stock indices based on price-to-current-earnings and price-to-book ratios.


                       LA CROSSE LARGE CAP STOCK FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999


 Number
 of Shares                                                              Value
 ---------                                                            ---------
             COMMON STOCKS                             92.7%

             CONSUMER DURABLES                          2.8%
    20,000   Dana Corp.                                                $591,250
    20,500   Ford Motor Co.                                           1,124,937
    32,500   Tommy Hilfiger Corp.<F1>                                   918,125
                                                                    -----------
                                                                      2,634,312
                                                                    -----------

             CONSUMER STAPLES                           7.3%
    45,000   Eastman Kodak Co.                                        3,102,188
    25,000   Heinz (H.J.) Co.                                         1,193,750
    40,125   Kimberly-Clark Corp.                                     2,532,891
                                                                    -----------
                                                                      6,828,829
                                                                    -----------

             ENERGY                                     1.3%
    46,000   Transocean Offshore, Inc.                                1,250,625
                                                                    -----------


             FINANCIALS                                21.3%
    45,000   Allstate Corp.                                           1,293,750
    22,000   Bank of America Corp.                                    1,416,250
    39,000   Bank One Corp.                                           1,464,937
    27,750   Chase Manhattan Corp.                                    2,424,656
    72,600   Conseco, Inc.                                            1,765,087
    29,000   First Union Corp.                                        1,237,937
    56,851   Fleet Boston Corp.                                       2,480,133
    24,000   Morgan Stanley Dean Witter & Co.                         2,647,500
    77,500   Travelers Property Casualty Corp.  Cl. A                 2,790,000
    67,000   Washington Mutual, Inc.                                  2,407,813
                                                                    -----------
                                                                     19,928,063
                                                                    -----------

             HEALTH                                    10.5%
    20,000   American Home Products Corp.                             1,045,000
    35,000   Boston Scientific Corp.<F1>                                704,375
    26,000   Cardinal Health, Inc.                                    1,121,250
    23,000   Merck & Co., Inc.                                        1,829,938
    56,000   Tenet Healthcare Corp.<F1>                               1,088,500
    39,250   United HealthCare Corp.                                  2,028,734
    25,000   Warner-Lambert Co.                                       1,995,313
                                                                    -----------
                                                                      9,813,110
                                                                    -----------

             INDUSTRY CYCLICALS                        11.7%
    52,000   AlliedSignal, Inc.                                       2,960,750
    20,000   Caterpillar, Inc.                                        1,105,000
    28,000   Deere & Co.                                              1,015,000
    19,250   Johnson Controls, Inc.                                   1,169,438
    22,750   Nucor Corp.                                              1,180,156
    24,000   Parker-Hannifin Corp.                                    1,099,500
    39,000   United Technologies Corp.                                2,359,500
                                                                    -----------
                                                                     10,889,344
                                                                    -----------

             RETAIL                                     5.6%
    26,000   Federated Department Stores, Inc.<F1>                    1,109,875
    34,000   Gap, Inc.                                                1,262,250
    11,000   Home Depot, Inc.                                           830,500
    71,000   Sears, Roebuck and Co.                                   2,001,313
                                                                    -----------
                                                                      5,203,938
                                                                    -----------

                         LA CROSSE LARGE CAP STOCK FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1999


 Number
 of Shares                                                              Value
 ---------                                                            ---------
             COMMON STOCKS (continued)                 92.7%

             SERVICES                                   8.9%
    31,500   AT&T Corp.                                              $1,472,625
    42,000   Burlington Northern Santa Fe Corp.                       1,338,750
    62,000   Cendant Corp.<F1>                                        1,023,000
    27,000   CSX Corp.                                                1,107,000
    28,000   Delta Air Lines, Inc.                                    1,524,250
    21,400   MCI WorldCom, Inc.<F1>                                   1,836,388
                                                                    -----------
                                                                      8,302,013
                                                                    -----------

             TECHNOLOGY                                21.9%
    21,750   Cisco Systems, Inc.<F1>                                  1,609,500
   153,000   Compaq Computer Corp.                                    2,907,000
    33,000   Computer Associates International, Inc.                  1,864,500
    62,000   Compuware Corp.<F1>                                      1,724,375
    35,000   Dell Computer, Corp.<F1>                                 1,404,375
    48,000   First Data Corp.                                         2,193,000
    38,000   Gateway 2000, Inc.<F1>                                   2,510,375
    29,000   Intel Corp.                                              2,245,687
    29,000   Sun Microsystems, Inc.<F1>                               3,068,563
    35,000   Xerox Corp.                                                980,000
                                                                    -----------
                                                                     20,507,375
                                                                    -----------

             UTILITIES                                  1.4%
    45,000   Edison International                                     1,333,125
                                                                    -----------


             TOTAL COMMON STOCKS (COST $77,305,776)                  86,690,734
                                                                    -----------

Principal
Amount
---------

             SHORT-TERM INVESTMENTS                     7.6%
             (VARIABLE RATE)
$3,536,803   Federated United States
             Treasury Cash Reserve Fund, 4.67%                        3,536,803
 3,513,057   Federated Government Obligations Fund, 5.22%             3,513,057
                                                                    -----------
                                                                      7,049,860
             TOTAL SHORT-TERM INVESTMENTS
             (COST $7,049,860)                                        7,049,860
                                                                    -----------

             TOTAL INVESTMENTS (COST $84,355,636)     100.3%         93,740,594

             LIABILITIES LESS OTHER ASSETS            (0.3%)          (261,394)
                                                                    -----------

             NET ASSETS                               100.0%        $93,479,200
                                                                    ===========

<F1> Non-income producing
See notes to financial statements.

                      LA CROSSE LARGE CAP STOCK FUND


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999


ASSETS:
 Investments, at value (cost $84,355,636)                          $93,740,594
 Interest and dividends receivable                                     116,994
 Receivable for capital stock sold                                         581
 Prepaid expenses and other assets                                      14,213
                                                                   -----------
 Total Assets                                                       93,872,382
                                                                   -----------

LIABILITIES:
 Payable for capital stock redeemed                                    249,245
 Accrued investment advisory fee                                        68,341
 Accrued expenses and other liabilities                                 75,596
                                                                   -----------

 Total Liabilities                                                     393,182
                                                                   -----------

NET ASSETS                                                         $93,479,200
                                                                   ===========

NET ASSETS CONSIST OF:
 Paid-in-capital                                                   $82,219,316
 Undistributed net investment income                                    71,700
 Accumulated undistributed net realized gain on investments          1,803,226
 Net unrealized appreciation on investments                          9,384,958
                                                                   -----------

NET ASSETS                                                         $93,479,200
                                                                   ===========

SHARES OUTSTANDING, $0.00001 par value,
 (Unlimited shares authorized)                                       4,053,399

NET ASSET VALUE, REDEMPTION,
AND OFFERING PRICE PER SHARE (NET
ASSETS/SHARES OUTSTANDING)                                              $23.06
                                                                   ===========

See notes to financial statements.

                         LA CROSSE LARGE CAP STOCK FUND

STATEMENT OF OPERATIONS
PERIOD ENDED OCTOBER 31, 1999<F1>

INVESTMENT INCOME:
  Interest                                                            $129,138
  Dividends                                                          1,384,481
                                                                   -----------

  Total Investment Income                                            1,513,619
                                                                   -----------

EXPENSES:
  Investment advisory fees                                             750,259
  Fund administration and accounting fees                              221,727
  Federal and state registration fees                                   43,933
  Transfer agent fees and expenses                                      24,890
  Printing and postage expenses                                         20,102
  Professional fees                                                     15,202
  Custody fees                                                          10,084
  Directors' fees and expenses                                           5,626
  Miscellaneous                                                          9,987
                                                                   -----------

  Total Expenses                                                     1,101,810
  Less waiver of fees by adviser                                     (101,464)
                                                                   -----------
  Net Expenses                                                       1,000,346
                                                                   -----------

NET INVESTMENT INCOME                                                  513,273
                                                                   -----------

REALIZED AND UNREALIZED GAIN:
  Net realized gain on investments                                   1,803,226
  Change in unrealized appreciation                                  3,859,404
                                                                   -----------

  Net Gain on Investments                                            5,662,630
                                                                   -----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                           $6,175,903
                                                                   ===========

<F1> Commenced operations after the close of business on December 31, 1998
See notes to financial statements.

                         LA CROSSE LARGE CAP STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
PERIOD ENDED OCTOBER 31, 1999<F1>

OPERATIONS:
   Net investment income                                              $513,273
   Net realized gain on investments                                  1,803,226
   Change in unrealized appreciation                                 3,859,404
                                                                  ------------
   Net increase in net assets resulting from operations              6,175,903
                                                                  ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                                     26,541,549
   Proceeds from shares sold during common and
   collective trust fund conversions                               109,864,251
   Shares issued to shareholders in reinvestment of dividends              693
                                                                  ------------
                                                                   136,406,493

   Redemption of shares                                           (48,756,928)
                                                                  ------------

   Net increase from capital share transactions                     87,649,565
                                                                  ------------
DIVIDENDS PAID FROM:
   Net investment income                                             (446,268)
                                                                  ------------
                                                                     (446,268)
                                                                  ------------

TOTAL INCREASE IN NET ASSETS                                        93,379,200

NET ASSETS:
   Beginning of period                                                 100,000
                                                                  ------------

   End of period (includes undistributed net
   investment income of $71,700)                                   $93,479,200
                                                                  ============

TRANSACTIONS IN SHARES:
   Shares sold                                                       1,128,782
   Shares sold during common and collective
   trust fund conversions                                            4,991,561
   Issued in reinvestment of dividends                                      29
   Shares redeemed                                                 (2,071,516)
                                                                  ------------

   Net increase                                                      4,048,856
                                                                  ============

<F1> Commenced operations after the close of business on December 31, 1998
See notes to financial statements.

                         LA CROSSE LARGE CAP STOCK FUND


FINANCIAL HIGHLIGHTS
PERIOD ENDED OCTOBER 31, 1999<F3>


For a Fund Share Outstanding Throughout the Period.


NET ASSET VALUE, BEGINNING OF PERIOD                                    $22.01


INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                   0.10
  Net realized and unrealized gain on investments                         1.04
                                                                  ------------


  Total from Investment Operations                                        1.14
                                                                  ------------

DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                                  (0.09)
                                                                  ------------

  Total Distributions                                                   (0.09)
                                                                  ------------

NET ASSET VALUE, END OF PERIOD                                          $23.06
                                                                  ------------

TOTAL RETURN<F1>                                                         5.16%


SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period (000s)                                     $93,479
  Ratio of expenses to average net assets, net of
  waivers <F2>                                                           1.00%
  Ratio of expenses to average net assets, before
  waivers <F2>                                                           1.10%
  Ratio of net investment income to average net assets,
  net of waivers <F2>                                                    0.51%
  Ratio of net investment income to average net assets,
  before waivers <F2>                                                    0.41%
  Portfolio turnover rate <F1>                                             67%

<F1> Not annualized
<F2> Annualized
<F3>Commenced operations after the close of business on December 31, 1998
See notes to financial statements.

                         LA CROSSE LARGE CAP STOCK FUND
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1999


1.   Organization
     ------------

     La Crosse Funds, Inc. (the "Corporation") was incorporated on September 4, 1998 as a Wisconsin corporation and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The La Crosse Large Cap Stock Fund (the "Fund") commenced operations after the close of business on December 31, 1998.

     After the close of business on December 31, 1998, assets of the common and collective trust funds of the North Central Trust Company Common Fund C Equity and North Central Trust Company Growth Common Fund were transferred to the La Crosse Large Cap Stock Fund under Section 584(h) of the Internal Revenue Code. These transfers were treated as a tax-free event. To qualify as a tax-exempt transaction, the securities were transferred at market value with the original cost basis and purchase dates being retained for book and tax purposes. Proceeds from common and collective trust fund conversions, as shown on the Statement of Changes in Net Assets, represent the market value of the common and collective trust funds at the date of conversion. The net change in unrealized appreciation on investments on the Statement of Operations does not reflect the $5,525,554 unrealized appreciation for the Fund that existed at the date of common and collective trust funds transfer.

2.   Significant Accounting Policies
     -------------------------------

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                         LA CROSSE LARGE CAP STOCK FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999

     (a) Investment Valuation - Common stocks and other equity-type securities are valued at the last sales price on a national securities exchange or Nasdaq on which such securities are primarily traded, however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day, and securities not listed on a national securities exchange or Nasdaq, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund or its delegate. The Board of Directors may approve the use of pricing services to assist the Fund in the determinations of net asset value. All money market instruments held by the Fund are valued on an amortized cost basis.

     (b) Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

     (c) Distributions to Shareholders - Dividends from net investment income, if any, will be declared and paid quarterly. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. Accordingly, at October 31, 1999, reclassifications were recorded to increase undistributed net investment income by $4,695 and decrease paid-in-capital by $4,695.

     (d) Other - Investment transactions are accounted for on a trade date basis. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis.

                         LA CROSSE LARGE CAP STOCK FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999

3.   Investment Advisory Agreement
     -----------------------------

     The Fund has an agreement with La Crosse Advisers, L.L.C. (the "Adviser"), with whom certain Officers and Directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Adviser is compensated at the rate of 0.75% of the average daily net assets of the Fund. The Adviser has agreed until December 31, 1999 that it will waive its fees and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (on an annual basis) do not exceed 1.00% of the Fund's average daily net assets. The Adviser may recoup amounts waived or reimbursed for up to three years from the date of such waiver or reimbursement. For the period ended October 31, 1999, the Adviser waived $101,464 in fees.

4.   Investment Transactions
     -----------------------

     The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period ended October 31, 1999 were $145,764,616 and $70,262,067, respectively. There were no purchases or sales of long-term U.S. government securities.

     The cost of securities for federal income tax purposes for the Fund is $84,355,636. At October 31, 1999, gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:


Unrealized appreciation                            $16,185,745
(Unrealized depreciation)                           (6,800,787)
                                                  -------------
Net unrealized appreciation on investments          $9,384,958
                                                  =============

                              ARTHUR ANDERSEN LLP

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of LaCrosse Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of LaCrosse Funds, Inc. (the "Company", a Wisconsin corporation, which includes LaCrosse Large Cap Stock Fund), including the schedule of investments, as of October 31, 1999, and the related statements of operations, changes in net assets, and the financial highlights for the period from inception, which commenced after the close of business on December 31, 1998 to October 31, 1999. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LaCrosse Funds, Inc. as of October 31, 1999, and the results of its operations, changes in net assets, and the financial highlights for the period from inception to October 31, 1999, in conformity with generally accepted accounting principles.

                                                  /s/ Arthur Andersen LLP
                                                  ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
November 19, 1999

DIRECTORS                                 Steven J. Hulme
                                          Darwin F. Isaacson
                                          Ralph A. La Point
                                          Joseph T. Kastantin

OFFICERS                                  Steven J. Hulme
                                          Darwin F. Isaacson

INVESTMENT ADVISER                        LA CROSSE ADVISERS, L.L.C.
                                          311 Main Street
                                          La Crosse, WI 54601

ADMINISTRATOR AND                         SUNSTONE FINANCIAL GROUP, INC.
FUND ACCOUNTANT                           207 East Buffalo Street, Suite 400
                                          Milwaukee, WI 53202

CUSTODIAN                                 NORTH CENTRAL TRUST COMPANY
                                          311 Main Street
                                          La Crosse, WI 54601

INDEPENDENT ACCOUNTANTS                   ARTHUR ANDERSEN LLP
                                          100 East Wisconsin Avenue
                                          Milwaukee, WI 53202

LEGAL COUNSEL                             GODFREY & KAHN, S.C.
                                          780 North Water Street
                                          Milwaukee, WI 53202

DISTRIBUTOR                               SUNSTONE DISTRIBUTION SERVICES, LLC
                                          207 East Buffalo Street, Suite 315
                                          Milwaukee, WI 53202

DIVIDEND-DISBURSING                       SUNSTONE FINANCIAL GROUP, INC.
AND TRANSFER AGENT                        c/o La Crosse Funds, Inc.
                                          207 East Buffalo Street, Suite 315
                                          Milwaukee, WI 53202

                                          PLEASE MAIL CORRESPONDENCE TO:
                                          La Crosse Funds
                                          P.O. Box 717
                                          Milwaukee, WI  53201-0717
                                          1-888-661-7600

This report is submitted for the general information of shareholders of the La Crosse Large Cap Stock Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund. The Prospectus provides more complete information, including fees and expenses, the investment objective, risks and operating policies of the Fund. Read the Prospectus carefully.